                                                                   EXHIBIT 99.2



                         Report of Independent Auditors

The Stockholders
ClubHouse Hotels, Inc.

We have audited the accompanying combined balance sheets as of December 31, 1996 and 1995, of the entities listed in Note 1 (ClubHouse Acquisition Hotels), and the related combined statements of income, changes in partners'/owner's deficit and cash flows for the years then ended. These financial statements are the responsibility of the Entities' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position at December 31, 1996 and 1995 of ClubHouse Acquisition Hotels and the combined results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


                                                    /s/ Ernst & Young L.L.P.

Kansas City, Missouri
April 25, 1997, except for Note 8, as
     to which the date is July 31, 1997

                          ClubHouse Acquisition Hotels

                            Combined Balance Sheets


                                                                 DECEMBER 31                 JUNE 30
                                                            1995             1996              1997
                                                       --------------    --------------   --------------
                                                                                           (UNAUDITED)
ASSETS
Current assets:
   Cash                                                $      860,349    $      910,047   $    1,158,053
   Accounts receivable                                        145,331           254,799          292,769
   Prepaid expenses                                           109,601           129,442          154,052
                                                       --------------    --------------   --------------
Total current assets                                        1,115,281         1,294,288        1,604,874

Property and equipment, net                                16,860,175        16,595,149       16,176,832
Intangible assets, net                                        288,544           298,155          280,065
Repair and replacement fund                                   594,509           655,574          848,825
Other assets                                                   86,486            85,436           85,436
                                                       --------------    --------------   --------------
Total assets                                           $   18,944,995    $   18,928,602   $   18,996,032
                                                       ==============    ==============   ==============

LIABILITIES
Current liabilities:
   Accounts payable                                    $      180,334    $      206,171   $      220,157
   Due to affiliates                                           51,185           172,513          140,991
   Due to partners/owner                                       37,328           147,009           29,314
   Accrued interest                                           165,385            91,280           64,350
   Accrued property taxes                                     194,080           233,653          215,440
   Accrued expenses                                           215,471           257,071          239,346
   Current portion of long-term debt                          409,087           424,151          441,664
                                                       --------------    --------------   --------------
Total current liabilities                                   1,252,870         1,531,848        1,351,262
                                                       --------------    --------------   --------------

Long-term debt:
   Note payable to owner                                    5,099,846         5,099,846        5,099,846
   Mortgage notes                                          15,074,158        14,651,325       14,409,750
                                                       --------------    --------------   --------------
Total long-term debt                                       20,174,004        19,751,171       19,509,596
                                                       --------------    --------------   --------------
Total liabilities                                          21,426,874        21,283,019       20,860,858

Commitments and contingencies

PARTNERS'/OWNER'S DEFICIT                                  (2,481,879)       (2,354,417)      (1,864,826)
                                                       --------------    --------------   --------------
Total liabilities and partners'/owner's deficit        $   18,944,995    $   18,928,602   $   18,996,032
                                                       ==============    ==============   ==============


See accompanying notes.

                          ClubHouse Acquisition Hotels

                         Combined Statements of Income


                                                                                   SIX MONTHS ENDED
                                             YEAR ENDED DECEMBER 31                     JUNE 30
                                              1995             1996              1996             1997
                                         --------------    --------------   --------------    --------------
                                                                                      (UNAUDITED)
REVENUES
   Hotel room revenues                   $   10,624,552    $   10,583,769   $    5,252,362    $    5,360,243
   Other hotel revenues                         402,219           375,510          188,899           279,360
                                         --------------    --------------   --------------    --------------
Total revenues                               11,026,771        10,959,279        5,441,261         5,639,603
                                         --------------    --------------   --------------    --------------

OPERATING COSTS AND EXPENSES
   Hotel room expenses                        2,646,324         2,725,444        1,342,850         1,332,876
   Hotel room expenses - affiliate               65,276            57,575           31,042            26,493
   Other hotel expenses                         184,104           152,995           79,351            84,033
   Administrative and general                   942,628         1,081,076          430,948           450,976
   Management and accounting fees -
     affiliate                                  325,583           331,105          182,871           211,374
   Management and accounting fees                83,912            83,693           40,197            43,404
   Royalty fees - affiliate                     335,397           334,628          167,968           168,173
   Royalty fees                                  89,584            88,712           42,126            46,237
   Marketing fees - affiliate                   125,775           125,486           62,988            63,066
   Other marketing expenses                     517,134           530,040          268,203           255,520
   Property operation and maintenance         1,158,787         1,138,079          551,022           531,820
   Property taxes and insurance                 385,215           462,283          241,963           237,119
   Depreciation and amortization              1,212,834           906,167          471,582           492,781
                                         --------------    --------------   --------------    --------------
Total operating expenses                      8,072,553         8,017,283        3,913,111         3,943,872
                                         --------------    --------------   --------------    --------------

Income from operations                        2,954,218         2,941,996        1,528,150         1,695,731
                                         --------------    --------------   --------------    --------------

OTHER INCOME (EXPENSE)
   Interest income                               40,161            48,408           19,967            26,226
   Interest expense                          (1,869,368)       (1,790,762)        (850,390)         (861,772)
                                         --------------    --------------   --------------    --------------
Total other expense                          (1,829,207)       (1,742,354)        (830,423)         (835,546)
                                         --------------    --------------   --------------    --------------
Net income                               $    1,125,011    $    1,199,642   $      697,727    $      860,185
                                         ==============    ==============   ==============    ==============


See accompanying notes.

                          ClubHouse Acquisition Hotels

          Combined Statements of Changes in Partners'/Owner's Deficit


Balance at December 31, 1994                              $ (2,603,758)
   Distributions                                            (1,003,132)
   Net income                                                1,125,011
                                                          ------------
Balance at December 31, 1995                                (2,481,879)
   Distributions                                            (1,072,180)
   Net income                                                1,199,642
                                                          ------------
Balance at December 31, 1996                                (2,354,417)
   Distributions (unaudited)                                  (370,594)
   Net income (unaudited)                                      860,185
                                                          ------------
Balance at June 30, 1997 (unaudited)                      $ (1,864,826)
                                                          ============


See accompanying notes.

                          ClubHouse Acquisition Hotels

                       Combined Statements of Cash Flows

                                                                                            SIX MONTHS
                                                                                              ENDED
                                                           YEAR ENDED DECEMBER 31            JUNE 30
                                                            1995             1996              1997
                                                       --------------    --------------   --------------
                                                                                           (UNAUDITED)
OPERATING ACTIVITIES
Net income                                             $    1,125,011    $    1,199,642   $      860,185
Adjustments to reconcile net income to net
   cash provided by operating activities:
     Depreciation and amortization                          1,212,834           906,167          492,781
     Changes in operating assets and
       liabilities:
        Accounts receivable                                     3,567          (109,468)         (37,970)
        Prepaid expenses                                        7,414           (19,841)         (24,610)
        Other assets                                           (1,200)            1,050                -
        Accounts payable                                       29,638            25,837           13,986
        Due to affiliates                                     (44,773)          121,328          (31,522)
        Due to partners/owner                                  37,328           109,681         (117,695)
        Accrued interest                                      (30,130)          (74,105)         (26,930)
        Accrued property taxes                                  9,553            39,573          (18,213)
        Accrued expenses                                      (15,603)           41,600          (17,725)
                                                       --------------    --------------   --------------
Net cash provided by operating activities                   2,333,639         2,241,464        1,092,287
                                                       --------------    --------------   --------------

INVESTING ACTIVITIES
Purchase of property and equipment                           (369,298)         (596,238)         (56,374)
Investment in intangible assets                              (211,174)          (54,514)               -
Net additions to repair and
   replacement fund                                          (108,877)          (61,065)        (193,251)
                                                       --------------    --------------   --------------
Net cash used in investing activities                        (689,349)         (711,817)        (249,625)
                                                       --------------    --------------   --------------

FINANCING ACTIVITIES
Proceeds from long-term debt                                3,400,000                 -                -
Repayment of long-term debt                                (3,759,283)         (407,769)        (224,062)
Distributions to partners/owner                            (1,003,132)       (1,072,180)        (370,594)
                                                       --------------    --------------   --------------
Net cash used in financing activities                      (1,362,415)       (1,479,949)        (594,656)
                                                       --------------    --------------   --------------

Net increase in cash                                          281,875            49,698          248,006
Cash, beginning of year                                       578,474           860,349          910,047
                                                       --------------    --------------   --------------
Cash, end of year                                      $      860,349    $      910,047   $    1,158,053
                                                       ==============    ==============   ==============

For supplemental disclosures of cash flow information, see Note 4.

See accompanying notes.

                          ClubHouse Acquisition Hotels

                     Notes to Combined Financial Statements

                               December 31, 1996



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

BASIS OF PRESENTATION

The accompanying combined financial statements include the accounts of the ClubHouse Acquisition Hotels (the Entities), which consist of Albuquerque C.I. Associates, L.P. (Albuquerque); Topeka C.I. Associates, L.P. (Topeka); Valdosta C.I. Associates, L.P. (Valdosta); Wichita C.I. Associates III, L.P. (Wichita) (together, the Partnerships) and C.I. Nashville, Inc. (Nashville). The Entities are beneficially owned and/or managed by ClubHouse Hotels, Inc. (CHI). CHI is, indirectly, the managing general partner of the Partnerships and provides management and other services to all of the Entities.

The accompanying combined financial statements were prepared to present the balance sheets and related results of operations and cash flows of the Entities and may not necessarily reflect the financial position, results of operations and cash flows of the Entities that might have resulted had they actually operated as a stand-alone entity.

The Entities are engaged in owning and operating hotels under the "ClubHouse Inns" brand name. Revenues are generated from hotel operations and related activities and are recognized when earned.

INTERIM FINANCIAL STATEMENTS

The interim financial statements have been prepared by the Entities without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to SEC rules and regulations; nevertheless, management believes that the disclosures herein are adequate to prevent the information presented from being misleading. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the financial position of the Entities with respect to the results of their operations for the interim periods from January 1, 1996 to June 30, 1996 and from January 1, 1997 to June 30, 1997, have been included herein. The results of operations for the interim periods are not necessarily indicative of the results for the full year.

                          ClubHouse Acquisition Hotels

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DEPRECIATION AND AMORTIZATION

Depreciation and amortization are computed on the straight-line method over the following estimated useful lives:

Buildings and improvements                                         15-40 years
Furniture and equipment                                             5-10 years
Financing costs                                                   Term of loan
Franchise costs                                              Term of agreement
Organization costs                                                     5 years

ADVERTISING COSTS

Advertising costs are charged to operations when incurred. Advertising expense for the years ended December 31, 1996 and 1995 was $422,269 and $421,586, respectively.

INCOME TAXES

Nashville is the only entity for which a provision for income taxes is required in the accompanying financial statements because each partner of the Partnerships is individually responsible for reporting its respective share of partnership net income or loss.

CASH

For purposes of reporting cash flows, cash generally includes cash on hand and demand deposits with financial institutions.

                          ClubHouse Acquisition Hotels

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION (CONTINUED)

REPAIR AND REPLACEMENT FUND

Under the terms of the Partnerships' management and certain of their debt agreements, the Partnerships are required to fund a reserve for repair and replacement of property equipment. The agreements generally call for the Partnerships to place between 3% and 4% of monthly gross revenues in this fund. Expenditures from this fund require the approval of CHI.

RECENTLY ISSUED ACCOUNTING STANDARD

In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Entities adopted SFAS No. 121 during 1995. The adoption of SFAS No. 121 had no impact on the operations of the Entities.

2. PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost and consists of the following:

                                                DECEMBER 31
                                           1995             1996
                                       ------------     ------------
Land                                   $  3,928,026     $  3,928,026
Buildings and improvements               16,449,049       16,492,428
Furniture and equipment                   7,728,587        8,006,503
                                       ------------     ------------
Total cost                               28,105,662       28,426,957
Accumulated depreciation                (11,245,487)     (11,831,808)
                                       ------------     ------------
Net property and equipment             $ 16,860,175     $ 16,595,149
                                       ============     ============

                          ClubHouse Acquisition Hotels

3. INTANGIBLE ASSETS

Intangible assets are recorded at cost and consist of the following:

                                                DECEMBER 31
                                           1995              1996
                                      --------------    --------------
Financing costs                       $      317,945    $      317,462
Franchise costs                              113,489           113,489
Organization costs                            16,086            16,086
                                      --------------    --------------
Total cost                                   447,520           447,037
Accumulated amortization                    (158,976)         (148,882)
                                      --------------    --------------
Net intangible assets                 $      288,544    $      298,155
                                      ==============    ==============


4. LONG-TERM DEBT

                                                               DECEMBER 31
                                                         1995              1996
                                                     --------------   --------------
Real Estate Mortgage Notes:
   Albuquerque C.I. Associates, L.P. (a)             $    5,458,050   $    5,368,627
   Topeka C.I. Associates, L.P. (b)                       2,973,247        2,832,803
   Valdosta C.I. Associates, L.P. (c)                     3,669,488        3,565,328
   Wichita C.I. Associates III, L.P. (d)                  3,382,460        3,308,718
                                                     --------------   --------------
Total Real Estate Mortgage Notes                         15,483,245       15,075,476
Note payable to owner (e)                                 5,099,846        5,099,846
                                                     --------------   --------------
Total long-term debt                                     20,583,091       20,175,322

Less current portion                                        409,087          424,151
                                                     --------------   --------------
Noncurrent portion                                   $   20,174,004   $   19,751,171
                                                     ==============   ==============

(a) Albuquerque's mortgage note payable is collateralized by substantially all of Albuquerque's property and equipment. Monthly principal and interest payments of $48,648 are due until maturity in March 2016. The interest rate on the note is 8.75% through March 1, 1997 and adjusting annually thereafter at 3.75% over the weekly average yield on U.S. Treasury securities. This loan was modified in March 1996 to extend the maturity date for 20 years. The interest rate at December 31, 1995 was 10%.

                          ClubHouse Acquisition Hotels

4. LONG-TERM DEBT (CONTINUED)

(b) Topeka's mortgage notes payable are collateralized by substantially all of Topeka's property and equipment and are payable in monthly installments of principal and interest through maturity in November 2011. Topeka has the option to fix the interest rate at the Federal Home Loan Bank of Topeka's advance rate plus 2% for one-, two- or three-year periods. At December 31, 1996 and 1995, the interest rate was 8.75% and 6.75%, respectively.

(c) On June 1, 1992, Valdosta's 8% mortgage note was assigned by the Resolution Trust Corporation to the current lender. Quarterly payments of 25% of net cash flow, as defined, are applied to interest accrued during the period from July 1, 1992 to February 28, 1993. At December 31, 1996, such accrued interest amounted to $53,952. Monthly principal and interest payments of $32,811 are payable through and including March 1, 2000 at which time all outstanding amounts due under the note become due and payable in full. The mortgage note is collateralized by substantially all of Valdosta's property and equipment.

(d) Wichita's mortgage note bears interest at 7.95% and requires monthly installments of $28,333, including interest, through maturity in October 2005. The note is collateralized by substantially all of Wichita's assets. Wichita's previous variable rate mortgage note required monthly payments of principal plus interest at 10.75% through maturity in June 1995. Thereafter, Wichita made monthly payments of interest only through September 1995 at which time the remaining principal balance was repaid with the proceeds of the new mortgage note.

(e) Nashville's demand note payable is secured by a deed of trust on the property. Interest only payments at 8.5% are due monthly. The note agreement has "targeted" a minimum working capital position of $100,000. Contingent interest payments are due to the extent that working capital exceeds $100,000. Total interest is not to exceed 12.5% per year. Principal payments are due only to the extent that working capital exceeds the level needed to pay interest at the rate of 12.5%. Contingent interest incurred during 1996 was $76,948. No contingent interest was incurred in 1995. The owner has agreed not to demand repayment of the note in 1997. Accordingly, this note has been classified as long-term in the accompanying balance sheets.

Cash paid by the Entities for interest in 1996 and 1995 was $1,778,732 and $1,869,368, respectively.

                          ClubHouse Acquisition Hotels

4. LONG-TERM DEBT (CONTINUED)

Principal maturities for long-term debt are as follows:

          1997                       $      424,151
          1998                              420,105
          1999                              449,746
          2000                            3,545,284
          2001                              405,055
          Thereafter                      9,831,135
                                     --------------
                                     $   15,075,476
                                     ==============


5. INCOME TAXES


The provision for income taxes for Nashville consists of the following:

                                                         YEAR ENDED DECEMBER 31
                                                         1995              1996
                                                       ---------         --------
Current:
   Federal                                             $       -         $      -
   State                                                       -                -
                                                       ---------         --------
                                                               -                -

Deferred:
   Federal                                               (14,878)           9,132
   State                                                  (2,626)           1,612
   Change in deferred tax asset valuation allowance       17,504          (10,744)
                                                       ---------         --------
                                                               -                -
                                                       ---------         --------
Total income tax expense                               $       -         $      -
                                                       =========         ========

                          ClubHouse Acquisition Hotels

5. INCOME TAXES (CONTINUED)


The reconciliation of income taxes at the statutory rate to income taxes at the effective rate is as follows:

                                                          YEAR ENDED DECEMBER 31
                                                          1995              1996
                                                      --------------   --------------
Statutory rate                                        $       17,676   $            -
State and local taxes                                          1,641                -
Utilization of net operating loss carryforwards              (19,317)               -
                                                      --------------   --------------
                                                      $            -   $            -
                                                      ==============   ==============


Nashville incurred a net loss for the year ended December 31, 1996. Accordingly, there is no reconciliation of income taxes at the statutory rate to income taxes at the effective rate. Nashville provides deferred income taxes to reflect the impact of temporary differences between the recorded amounts of assets and liabilities for financial reporting purposes and such amounts as measured by tax laws and regulations. The significant temporary differences and carryforwards and their related deferred tax asset (liability) and deferred tax asset valuation allowance balances are as follows:

                                                          YEAR ENDED DECEMBER 31
                                                          1995              1996
                                                      --------------   --------------
Property and equipment                                $      (19,308)  $      (30,052)
Net operating loss carryforward                            1,071,038        1,071,038
Deferred tax asset valuation allowance                    (1,051,730)      (1,040,986)
                                                      --------------   --------------
                                                      $            -   $            -
                                                      ==============   ==============

                          ClubHouse Acquisition Hotels

5. INCOME TAXES (CONTINUED)


For federal income tax purposes, Nashville has net operating loss carryforwards expiring in the following manner:

          AVAILABLE FOR YEAR ENDED
         NO LATER THAN DECEMBER 31
         -------------------------
                    2003                      $      469,421
                    2004                             716,431
                    2005                             364,237
                    2006                             284,745
                    2007                             296,170
                    2008                             398,568
                    2009                             148,023
                                              --------------
                                              $    2,677,595
                                              ==============

6. RELATED-PARTY TRANSACTIONS

Each of the Entities has a management agreement with ClubHouse Inns of America, Inc. (CIA), an affiliate of the general partner of each partnership and a wholly owned subsidiary of CHI, to manage the Entities' hotels and provide accounting services.

In addition, the Entities are obligated under a franchise agreement with CIA to pay royalty and marketing fees along with their share of the costs of the ClubHouse Inns' central reservation system. The Entities may also purchase goods at cost through CIA's centralized purchasing service.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following assumptions were used in estimating the fair value of the Entities' financial instruments for which it was practicable to estimate that value.

CASH - The carrying amount of cash approximates its fair value.

REPAIR AND REPLACEMENT FUND - The carrying amount of cash reserves for repair and replacement of hotel property and equipment approximates their fair value.

                          ClubHouse Acquisition Hotels

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

REAL ESTATE MORTGAGE NOTES - The interest rates on the Entities' variable rate real estate mortgage notes adjust periodically with changes in the "base rate." Consequently, the carrying amount of the variable rate notes approximates fair value. Fair value of fixed rate real estate mortgage notes is estimated using a discounted cash flow calculation based on current market rates offered for similar debt issues. In all cases, the carrying amount of the fixed rate real estate mortgage notes approximates fair value.

NOTE PAYABLE TO OWNER - It was not practicable to estimate the fair value of Nashville's note payable to owner due to the limited sources of comparable financing with which to base fair value estimates. Information regarding the carrying amount, repayment terms and maturity is included in Note 4.

8. SUBSEQUENT EVENTS

On July 31, 1997, Wyndham Hotel Corporation (Wyndham) acquired CHI. In connection with the acquisition of CHI, Wyndham acquired direct or indirect ownership of the Entities.